SUBSEQUENT EVENT (Details) (Subsequent Event [Member], Town Square Financial [Member], USD $) In Thousands, except Share data, unless otherwise specified	Oct. 21, 2013	Sep. 30, 2013
Subsequent Event [Member] | Town Square Financial [Member]
Subsequent Event [Line Items]
Percentage of shares to be converted	55.00%
Number of shares called by each share	2.3289
Percentage of shares to be exchanged for cash	45.00%
Price per share	$ 33.86
Total assets		$ 152,300
Total loans		126,800
Total deposits		$ 126,400